SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                 July 9, 2003

AMERICAN SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Georgia	0-12456	58-1098795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 East Paces Ferry Road, N.E.

Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (404)261-4381

Item 5.    Other Events and Regulation FD Disclosure.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of American Software, Inc., dated July 9, 2003, reporting American Software, Inc.’s Board of Directors’ declaration of dividend.

Item 7.    Financial Statement and Exhibits.

(c)	Exhibits.

(99.1)	Press Release of American Software, Inc., dated July 9, 2003, reporting American Software, Inc.’s Board of Directors’ declaration of dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SOFTWARE, INC. (REGISTRANT)

Date: July 9, 2003	By:	/s/ Vincent C. Klinges
Vincent C. Klinges Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of American Software, Inc., dated July 9, 2003, reporting American Software, Inc.’s Board of Directors’ declaration of dividend.